UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices) (Zip Code)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 7, 2023, The Community Financial Corporation (“TCFC” or the “Company”), the holding company of Community Bank of the Chesapeake, issued a joint press release with Shore United Bancshares, Inc. (“SHBI”), the holding company of Shore United Bank, N.A., announcing that SHBI and TCFC had received regulatory approvals from the Office of the Comptroller of the Currency and from the Maryland Office of the Commissioner of Financial Regulation to merge Community Bank of the Chesapeake and Shore United Bank, N.A. pursuant to the previously announced merger agreement between TCFC and SHBI. TCFC and SHBI further announced that the Board of Governors of the Federal Reserve System had granted the parties a waiver of its merger application requirements in connection with the previously announced merger agreement. The joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Completion of the transactions contemplated by the merger agreement, including the merger of TCFC and SHBI, remains subject to the approval by SHBI’s shareholders of the merger and the issuance of shares of SHBI’s common stock in connection with the merger, the approval by TCFC’s shareholders of the merger, and the satisfaction of other closing conditions. SHBI and TCFC expect the merger transaction will close on or about July 1, 2023.

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FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of SHBI and TCFC. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on SHBI’s and TCFC’s current expectations and assumptions regarding SHBI’s and TCFC’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Any number of risks, uncertainties, or other factors such as the COVID 19 pandemic could affect SHBI’s or TCFC’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of merger between SHBI and TCFC; the outcome of any legal proceedings that may be instituted against SHBI or TCFC; delays in completing the proposed transaction; the failure to obtain necessary shareholder approvals or to satisfy any of the other conditions to the proposed transaction on a timely basis or at all, including the ability of SHBI and TCFC to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where SHBI and TCFC do business; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the possibility that revenues following the proposed transaction may be lower than expected; the impact of certain restrictions during the pendency of the proposed transaction on the parties’ ability to pursue certain business opportunities and strategic transactions; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the ability to complete the proposed transaction and integration of SHBI and TCFC successfully; the dilution caused by SHBI’s issuance of additional shares of its capital stock in connection with the proposed transaction; and the potential impact of general economic, political or market factors on the companies or the proposed transaction and other factors that may affect future results of SHBI or TCFC. Except to the extent required by applicable law or regulation, each of SHBI and TCFC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding SHBI, TCFC and factors which could affect the forward-looking statements contained herein can be found in SHBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022 and September 30, 2022, and its other filings with the SEC, and in TCFC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its other filings with the Securities and Exchange Commission (“SEC”). SEC filings are available free of charge on the SEC’s website at www.sec.gov.

Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction.

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement of TCFC and SHBI and a prospectus of SHBI, which will be distributed to the shareholders of TCFC and SHBI in connection with their votes on the merger of TCFC with and into SHBI and the issuance of SHBI Common Stock in the Proposed Transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents SHBI and TCFC have filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing SHBI’s website at www.shorebancshares.com under the “Investor Relations” link and then under the heading “Documents,” or by accessing TCFC’s website at https://www.cbtc.com/about/investor-relations/. In addition, documents filed with the SEC by SHBI or TCFC will be available free of charge by (1) writing SHBI at 18 East Dover Street, Easton, MD 21601, Attention: Vance W. Adkins, or (2) writing TCFC at 3035 Leonardtown Road, Waldorf, MD 20601, Attention: Todd Capitani.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of SHBI may be deemed to be participants in the solicitation of proxies from the shareholders of SHBI in connection with the proposed transaction. Information about SHBI’s directors and executive officers is included in the proxy statement for its 2022 annual meeting of SHBI’s shareholders, which was filed with the SEC on April 11, 2022.

The directors, executive officers and certain other members of management and employees of TCFC may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of TCFC. Information about the directors and executive officers of TCFC is included in the proxy statement for its 2022 annual meeting of TCFC shareholders, which was filed with the SEC on April 14, 2022.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described above.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Joint Press Release, dated March 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION
(Registrant)

Date: March 7, 2023	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer